Exhibit 10.18
Form Of
AMENDMENT OF MANAGEMENT SERVICES AGREEMENT
     This AMENDMENT OF MANAGEMENT SERVICES AGREEMENT (the “Agreement”), is entered into as of ___, 2006, by and between Crosman Corporation, a Delaware corporation (the “Company”) and Kilgore Consulting III LLC, a Connecticut limited liability company (“Kilgore”).
RECITALS:
     WHEREAS, the Company and Kilgore entered into that certain Management Services Agreement dated February 10, 2004 (the “MSA”);
     WHEREAS, the Company and Kilgore desire to amend certain provisions of the MSA in accordance with the terms of this Agreement;
     NOW THEREFORE, in consideration of the mutual premises and the respective mutual agreements contained herein, the Company and Kilgore agree as follows:
     Section 1. Termination by Company. Paragraph 1 of the MSA is amended by adding the following language to the end of Paragraph 1:
“Notwithstanding any provision of this Agreement to the contrary, the Company may terminate this Agreement upon 30 days’ prior written notice to Kilgore.”
     Section 2. Assignment. Paragraph 9 of the MSA is amended by adding the following language to the end of Paragraph 9:
“Notwithstanding any provision of this Paragraph 9 to the contrary, Kilgore may assign this Agreement to Compass Group Management LLC and shall upon such assignment provide written notice thereof to the Company within 10 calendar days of such assignment.”
     Section 3. Offsetting Management Services Agreement. The MSA, as amended by this Agreement, shall be an “Offsetting Management Services Agreement” as defined in that certain Management Services Agreement dated of even date hereof, by and between Compass Group Diversified Holdings LLC and Compass Group Management LLC.
     Section 4. Effectiveness of MSA. Except as otherwise provided in this Agreement, the terms and provisions of the MSA remain in full force and effect.
     Section 5. Governing Law. This Agreement shall be construed under and shall be governed by the laws of the State of Connecticut.
     Section 6. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.
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     IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment to Management Services Agreement as of the date first above written.

COMPANY: Crosman Corporation, a Delaware corporation
By:
Name:
Title:

KILGORE: Kilgore Consulting III LLC, a Connecticut limited liability company By: The Compass Group International LLC, its Managing Manager
By:
Name:
Title: